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                                                                  EXHIBIT 10.37


                                 SUPPLEMENT TO
                    GEORGIA LEASE SUPPLEMENT AND SHORT FORM


         THIS SUPPLEMENT (this "Supplement") dated as of August 29, 2001 is entered into by and between ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership doing business in Georgia as Atlantic Financial Group, Ltd. (L.P.) (Texas), with an address at 2808 Fairmount, Suite 250, Dallas, Texas 75201, as the lessor (the "Lessor"), and CHOICEPOINT INC., a Georgia corporation, with an address of 1000 Alderman Drive, Alpharetta, Georgia 30005, as lessee (the "Lessee").

         WHEREAS, the Lessor and Lessee enter into a certain Master Lease Agreement (the "Lease") dated as of August 29, 2001;

         WHEREAS, Lessor and Lessee entered into a certain Georgia Lease Supplement and Short form (the "Lease Supplement") dated as of August 29, 2001 which subjected the land described on Exhibit A hereto to the Lease;

         WHEREAS, the Lessor and Lessee wish to supplement the Lease Supplement as set forth below.

         NOW, THEREFORE, the Lessor and Lessee agree to supplement the Lease Supplement as follows:

         The following sentence is added to the Lease Supplement at the end of
Section 2 of the Lease Supplement

         "The Recourse Deficiency Percentage with respect to the Subject Property is 85%."


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         IN WITNESS WHEREOF, the Lessor has entered into this Supplement as of the date first above written.


Signed, sealed and delivered                 ATLANTIC FINANCIAL GROUP, LTD.,
in the presence of:                          at the Lessor


/s/ Pattie Keath                             By: Atlantic Financial Managers,
----------------------------                     Inc., its General Partner
Unofficial Witness

                                                 By: /s/ Stephen S. Brookshire
                                                 Name: Stephen S. Brookshire
                                                 Title: President
/s/ Lisa Williams
----------------------------
Notary Public


[NOTARIAL SEAL]

My Commission Expires:                              [CORPORATE SEAL]


December 17, 2005


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Signed, sealed and delivered                 CHOICEPOINT INC., as the Lessee
in the presence of:

/s/ Mary M. Young                            By:  /s/ David E. Trine
-----------------------------                Name:  David E. Trine
Unofficial Witness                           Title:  Treasurer



/s/ Laura K. Peterson                               [CORPORATE SEAL]
----------------------------
Notary Public


[NOTARIAL SEAL]


My Commission Expires:


June 24, 2004


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                                   EXHIBIT A

                               LEGAL DESCRIPTION

TRACT I

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 1041, 1046 and 1109 of the 2nd District, 1st Section, City of Alpharetta, State of Georgia and being more particularly described as follows:

Commencing at the intersection of the westerly right-of-way of Windward Concourse (110' R/W) and the northerly right-of-way of Alderman Drive (variable R/W); thence along the northerly right-of-way of Alderman Drive in a westerly and southwesterly direction 1981.46 feet to an iron pin set and the True Point of Beginning; thence following said right-of-way along a curve to the left an arc distance of 43.29 feet to a point, said arc having a radius of 524.50 feet and a chord which bears S22(degree)51'52"W a distance of 43.28 feet; thence continuing along said right-of-way S20(degree)30'00"W a distance of 58.11 feet to a point; thence along said right-of-way along a curve to the left an arc distance of 254.84 feet to a point, said arc having a radius of 524.50 feet and a chord which bears S06(degree)34'51"W a distance of 252.34 feet; thence along said right-of-way S07(degree)20'19"E a distance of 156.08 feet to a point; thence along a curve to the left an arc distance of 54.71 feet to a point, said arc having a radius of 524.50 feet and a chord which bears S10(degree)17'49"E a distance of 54.69 feet to an iron pin found; thence following said right-of-way along a curve to the left an arc distance of 274.01 feet to an iron pin set, said arc having a radius of 524.50 feet and a chord which bears S28(degree)16'25"E a distance of 270.91 feet; thence leaving said right-of-way S46(degree)29'46"W a distance of 47.48'; thence N63(degree)41'12"W a distance of 126.60 feet to an PK nail set; thence S28(degree)06'03"W a distance of
183.24 feet to an PK nail set; thence N70(degree)40'47" W a distance of 45.69 feet to an PK nail set; thence S19(degree)17'18"W a distance of 308.88 feet to an iron pin set; thence S70(degree)19'23"E a distance of 149.73 feet to an iron pin set; thence S 36(degree)39'41"W a distance of 96.61 feet to an iron pin set; thence S68(degree)23'28"W a distance of 276.66 feet to a computed point in the centerline of Camp Creek; thence along the centerline of Camp Creek N15(degree)45'02"W a distance of 636.39 feet to a computed point; thence continuing along said creek N21(degree)22'20"W 246.03 feet to a point; thence N 12(degree)26'10"W a distance of 286.31 feet; thence continuing along said creek N20(degree)59'52"W a distance of 261.90 feet to a point on the southerly right-of-way of Georgia State Highway 400 (Variable R/W); thence along said right-of-way N46(degree)01'18"E a distance of 89.20 feet to an iron pin set; thence S88(degree)55'51"E a distance of 463.95 to an iron pin set; thence N 87(degree)21'53"E a distance of 354.22 feet to an iron pin set and the True Point of Beginning.

Said tract containing 794,530 sq. ft. or 18.240 acres.

THE ABOVE-DESCRIBED PROPERTY is shown as 18.240 acres on and is described according to plat of ALTA/ACSM survey prepared for Atlantic Financial Group, Ltd., et al., by Seaton G. Shepherd, Georgia Registered Land Surveyor No. 2136, Grant Shepherd & Associates, dated August 9, 2001, last revised August 29, 2001, which said plat of survey is incorporated herein by this reference and made a part of this description.


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TOGETHER WITH Declaration of Covenants, Conditions and Restrictions for
Windward Business Center Association recorded in Deed Book 8700, page 362, aforesaid records; with Re-Recording Declaration of Covenants, Conditions and Restrictions for Winward Business Center Associates being recorded in Deed Book 8750, page 82, aforesaid records; as amended to include subject property by Amendment recorded in Deed Book 20420, page 200, aforesaid records.